EXHIBIT 10.1

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MASTER DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

This Master Development and Clinical Supply Agreement (“Agreement”) is made as of this 25th day of February 2019 (“Effective Date”), by and between Noramco, Inc., a Georgia corporation, with a place of business at [****] (“Noramco”), and NEMUS Bioscience, Inc., a Nevada corporation, with a place of business at [****] (“Client”). Client and Noramco may be referred to herein each as a “Party” or together as the “Parties”, as the context may require.

RECITALS

A. Client is a biopharmaceutical company focused on the discovery, development, and commercialization of cannabinoid-based therapeutics;

B. Noramco is engaged in the business of manufacturing and selling active pharmaceutical; and

C. Client and Noramco desire to enter into this Agreement to provide the terms and conditions upon which Noramco will provide certain exclusive services to Client.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1 “Affiliate(s)” means, with respect to Client or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; and with respect to Noramco, Noramco Pharma Solutions, Inc. and any corporation, firm, partnership or other entity controlled by it. For the purposes of this definition, “control” means the ownership of at least 50% of the voting share capital of an entity or any other comparable equity or ownership interest.

1.2 “API” means [****] active pharmaceutical ingredient used in the performance of Services.

1.3 “API Invention” has the meaning set forth in Section 6.1.

1.4 “Applicable Laws” means, with respect to Client, all laws, ordinances, rules and regulations, currently in effect or enacted or promulgated during the Term, and as amended from time to time, of each jurisdiction in which Product is produced, marketed, distributed, used or sold by Client and that are applicable to such activities as engaged in by Client; and with respect to Noramco, all laws, ordinances, rules and regulations, currently in effect or enacted or promulgated during the Term, and as amended from time to time, of the jurisdiction in which Noramco performs Services.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.5 “Noramco Indemnitees” has the meaning set forth in Section 8.2.

1.6 “Noramco IP” has the meaning set forth in Section 6.1.

1.7 “cGMP” means current good manufacturing practices within the meaning of the rules and regulations of the FDA, including 21 C.F.R. Parts 210 and 211, as applicable to the manufacturing, packaging, handling, storage and control of API, as amended from time to time during the Term.

1.8 “cGLP” means current good laboratory practices within the meaning of the rules and regulations of the FDA, including 21 C.F.R. Part 58, as the same may be amended or re-enacted from time to time.

1.9 “Client Indemnitees” has the meaning set forth in Section 8.1.

1.10 “Client IP” has the meaning set forth in Section 6.1.

1.11 “Client-supplied Materials” means any materials to be supplied by or on behalf of Client to Noramco for use in the Services.

1.12 “Confidential Information” has the meaning set forth in Section 5.2.

1.13 “Discloser” has the meaning set forth in Section 5.1.

1.14 “Effective Date” has the meaning set forth in the introductory paragraph.

1.15 “Facility” means Noramco’s facility at [****].

1.16 “Invention” has the meaning set forth in Section 6.1.

1.17 “Losses” has the meaning set forth in Section 8.1.

1.18 “Process Invention” has the meaning set forth in Section 6.1.

1.19 “Product” means any drug product, in any dosage form or strength, manufactured by or for Client that contains API(s).

1.20 “Quality Agreement” means the agreement related to quality assurance and control to be entered into between the Parties in the form attached hereto as Exhibit C.

1.21 “Scope of Work” means the Services to be performed by Noramco and the responsibilities of the parties with respect to such work, as set forth in Exhibit A.

1.22 “Recipient” has the meaning set forth in Section 5.1.

1.23 “Regulatory Authority” means the international, federal, state or local governmental or regulatory bodies, agencies, departments, bureaus, courts or other entities responsible for (A) the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human use or (B) health, safety or environmental matters generally.

2

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.24 “Representatives” of an entity means such entity’s duly-authorized officers, directors, employees, agents, accountants, attorneys or other professional advisors.

1.25 “Services” means all work, including analytical services, development services, pre-commercial/clinical manufacturing services, synthetic production performed by Noramco for Client pursuant to Exhibit A and the terms and conditions of this Agreement.

1.26 “Specifications” means the API specification(s) contained in Exhibit B or as agreed upon by the Parties from time to time in writing and kept with the controlled documents of the API.

1.27 “Term” has the meaning set forth in Section 11.1.

ARTICLE 2
SCOPE

2.1 Definition of Scope. Subject to the terms and conditions of this Agreement, Noramco shall use commercially reasonable efforts to perform the Services and deliver the API as set forth in the Scope of Work in Exhibit A including the Specifications set forth therein or otherwise agreed to by the Parties and Client shall purchase the Services exclusively from Noramco; provided that Noramco is not in breach of this Agreement. This Agreement shall supersede the terms of any purchase order, acknowledgement or delivery document. This Agreement shall not impair or affect the terms of any other development, license, manufacturing or packaging agreement between Client and Noramco or their respective Affiliates.

2.2 Amendments to Scope. Any material change in the Scope of this Agreement may require changes in the pricing and time lines, and shall require a written amendment to this Agreement.

2.3 Client Responsibilities. Client agrees that it shall provide complete and accurate information necessary for Noramco to perform its obligations under this Agreement, including, without limiting, review and approval of all Specifications for the API, any available qualified/validated analytical methods for the API.

2.4 Delivery. Noramco shall deliver the API to Client or its legal designate [****]. Title to such items shall transfer to Client upon [****].

2.5 Reporting. The Parties agree to schedule regularly occurring meetings after initial synthetic trials are completed. The regularly occurring meetings (which may be via teleconference or other means mutually agreed to by the Parties) will take place over the duration of the project. The meetings will occur no less frequently than every two to three weeks to review the status of the Services. At each such meeting, the Parties will discuss upcoming milestones, priorities, and any other open issues Client may wish to address.

2.6 Supply Agreement. The Parties agree to begin negotiating an exclusive commercial supply agreement for the API two (2) years from the Effective Date of this Agreement or upon the start of Client’s Phase II clinical trial of the Product, whichever occurs sooner. Such agreement shall be subject to good faith negotiations by the Parties, provided, that if the Parties are unable to mutually agree to the terms that will be applicable to the supply agreement within six (6) months of the commencement of negotiations, Client shall have the right to have one more third party supply the API to Client.

3

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 3

PAYMENTS

3.1 Price. The price of the API and Services to be sold to Client under this Agreement (“Price”) is as set forth in Exhibit A.

3.2 Invoicing. Subject to the Assumptions in Exhibit A, Noramco shall issue Client an initial invoice for [****] of the total Price of the purchase order for Services and API upon Noramco’s receipt of Client’s purchase order and Noramco shall issue Client a second invoice for [****] of the total Price of the purchase order for Services and API hereunder upon shipping the API. Invoices shall be submitted by fax or email as Client may specify in writing from time to time, and a copy of the invoice shall also be enclosed in the applicable shipment. Each invoice shall, to the extent applicable, identify Client’s Purchase Order number, API batch numbers, names and quantities, Price, freight charges and the total amount to be remitted by Client.

3.3 Payment Terms. Client shall pay Noramco all amounts due hereunder within [****] from Client’s receipt of invoice. Client shall make payment in U.S. dollars. If any payment is not received by Noramco within [****] of its due date, then Noramco may, in addition to any other remedies available at equity or in law, charge interest on the outstanding sum from the due date (both before and after any judgment) at [****] until paid in full (or, if less, the maximum amount permitted by Applicable Laws).

ARTICLE 4

REGULATORY

4.1 Recordkeeping. Unless the parties otherwise agree in writing, Noramco shall maintain materially complete and accurate batch logs, laboratory data, reports and other technical records, including, without limitation, master batch records, complete batch records, analytical testing methods, and method qualification/validation protocols, relating to APIs in accordance with Noramco standard operating procedures. Such information shall be maintained for the minimum period required by Applicable Laws. After this time period, upon Client’s written request and at Client’s sole expense, Noramco shall provide to Client copies of applicable specific laboratory notebooks, laboratory notebook pages or other documentation, as mutually agreed upon in writing by the Parties, for retention in Client’s archives; and for cGMP Services, testing results or other documentation as mutually agreed upon in writing by the Parties.

4.2 Regulatory Compliance. Noramco shall obtain and maintain all permits and licenses with respect to general Facility operations, including the Services, required by any Regulatory Authority in the jurisdiction in which Noramco performs Services and perform the Services in accordance with standard and accepted cGLPs or cGMPs, as applicable. Client shall obtain and maintain all other Regulatory Authority approvals, authorizations and certificates, including those with respect to Product. Client shall not identify Noramco in any regulatory filing or submission without Noramco’s prior written consent. Such consent shall not be unreasonably withheld and shall be memorialized in a writing signed by authorized representatives of both parties. The parties intend and commit to cooperate to allow each party to satisfy its obligations under Applicable Laws relating to performance of this Agreement.

4

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3 Governmental Inspections and Requests. Each party shall promptly advise the other party of any inspection or inquiry by any Regulatory Authority concerning the API.

4.4 Client Facility Audits.

A. During the Term, and following the Term if necessary in connection with a regulatory challenge, requirement or investigation, Client’s Representatives shall be granted access upon reasonable notice and reasonable times during regular business hours to the portion of the Facility where Noramco performs Services.

B. Client’s Representatives shall be required to sign Noramco’s standard visitor confidentiality agreement prior to being allowed access to the Facility. Such Representatives shall comply with the Facility’s rules and regulations as provided to Client’s Representatives by Noramco and Client shall be responsible for such Representatives actions or activity while on Noramco’s premises.

ARTICLE 5

CONFIDENTIALITY AND NON-USE

5.1 Definition. As used in this Agreement, the term “Confidential Information” includes all information furnished by or on behalf of Noramco or Client (the “Discloser”), its Affiliates or any of its or their respective Representatives, to the other party (the “Recipient”), its Affiliates or any of its or their respective Representatives, whether furnished before, on or after the Effective Date and furnished in any form, including written, verbal, visual, electronic or in any other media or manner and information acquired by observation or otherwise during any site visit at the other party’s facility. Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either party, their respective Affiliates, or any of its or their respective Representatives, containing or based in whole or in part on any information furnished by the Discloser, its Affiliates or any of its or their respective Representatives. Confidential Information also includes the existence of this Agreement and its terms.

5.2 Exclusions. Notwithstanding Section 5.1, Confidential Information does not include information that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, (B) is already known by the Recipient at the time of disclosure as evidenced by the Recipient’s written records, (C) becomes available to the Recipient on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis or (D) was or is independently developed by or for the Recipient without reference to the Confidential Information of the Discloser as evidenced by the Recipient’s written records.

5

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3 Mutual Obligation. The Recipient agrees that it will not use the Discloser’s Confidential Information except in connection with the performance of its obligations hereunder and will not disclose, without the prior written consent of the Discloser, Confidential Information of the Discloser to any third party, except that the Recipient may disclose the Discloser’s Confidential Information to any of its Affiliates and its or their respective Representatives that (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Article and (C) are bound to the Recipient by obligations of confidentiality at least as restrictive as the terms of this Article. Each party shall be responsible for any breach of this Article by its Affiliates or any of its or their respective Representatives.

5.4 Permitted Disclosure. The Recipient may disclose the Discloser’s Confidential Information to the extent required by law or regulation; provided, that prior to making any such legally required disclosure, the Recipient shall give the Discloser as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances. Any such disclosure, however, shall not relieve the Recipient of its obligations contained herein.

5.5 No Implied License. Except as expressly set forth in Section 6.1, the Recipient will obtain no right of any kind or license under any Confidential Information of the Discloser, including any patent application or patent, by reason of this Agreement. All Confidential Information will remain the sole property of the Discloser, subject to Article 7.

5.6 Return of Confidential Information. Upon expiration or termination of this Agreement, the Recipient will (and will cause its Affiliates and its and their respective Representatives to) cease its use and, upon written request, within 30 days either return or destroy (and certify as to such destruction) all Confidential Information of the Discloser, including any copies thereof, except for a single copy which may be retained for the sole purpose of ensuring compliance with its obligations under this Agreement.

5.6 Survival. The obligations of this Article will terminate 5 years from the expiration or termination of this Agreement, except with respect to trade secrets, for which the obligations of this Article will continue for so long as such information remains a trade secret under applicable law.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Definitions. For purposes hereof, “Client IP” means all intellectual property and embodiments thereof owned by or licensed to Client as of the date hereof or developed by Client other than in connection with this Agreement; “Noramco IP” means all intellectual property and embodiments thereof owned by or licensed to Noramco as of the date hereof or developed by Noramco other than in connection with this Agreement; “Invention” means any intellectual property developed by either party or jointly by the parties in connection with this Agreement; “API Inventions” means any Invention that relates exclusively to the Client IP; and “Process Inventions” means any Invention, other than an API Invention, that relates exclusively to the Noramco IP or relates to developing, formulating, manufacturing, filling, processing, packaging, analyzing or testing pharmaceutical products generally.

6

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.2 Ownership of Intellectual Property. All Client IP and API Inventions shall be owned solely by Client and no right therein is granted to Noramco under this Agreement, except that Noramco shall have a non-exclusive, royalty-free license to such items solely to the extent necessary to perform its obligations under this Agreement. Noramco agrees to assign or cause to be assigned, and hereby assigns, all right, title and interest in and to the API Inventions, including any intellectual property rights embodied therein, to Client. All Noramco IP and Process Inventions shall be owned solely by Noramco and no right therein is granted to Client under this Agreement. The parties shall cooperate to achieve the allocation of rights to Inventions anticipated herein and each party shall be solely responsible for costs associated with the protection of its intellectual property.

6.3 Ownership of Data. Except as set forth in Section 6.2, upon request all data and information resulting from the conduct of the Services shall be delivered to Client by Noramco, the sole property of Client, and shall be subject to Client’s exclusive use, commercial or otherwise.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES

7.1 Noramco. Noramco represents, warrants and undertakes to Client that:

A. Noramco shall perform all Services in accordance with Applicable Laws and in accordance with all of the terms and conditions set forth in the Quality Agreement;

B. Noramco will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b) and Noramco shall immediately notify Client of any change in the status of the representation and warranty set forth in this Section 7.1(B); and

C. at the time of delivery by Noramco as provided in Section 2.4, API shall have been manufactured in accordance with Applicable Laws and in conformance with Specifications and the requirements set forth in the Quality Agreement and shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws.

7.2 Client. Client represents, warrants and undertakes to Noramco that:

A. all results, data, samples and other materials and deliverables provided to Client by Noramco shall be held, used and disposed of by or on behalf of Client in accordance with all Applicable Laws (including, in connection with any such items that are not labeled, 21 CFR § 201.150); specifically, Client shall not permit the human consumption of any such items, except to the extent such consumption occurs in the course of clinical studies that expressly permit such use and that have been approved by appropriate governmental authorities; and Client will otherwise comply with all Applicable Laws applicable to Client’s performance under this Agreement;

B. Client has all necessary authority to use and to permit Noramco to use pursuant to this Agreement all intellectual property provided by Client or approved by Client related to API Inventions and Client IP, and the performance of Services in connection with the foregoing, including any copyrights, trademarks, trade secrets, patents, inventions and developments; there are no patents owned by others related to the Client IP utilized with the Product that would be infringed or misused by Client’s performance of the Agreement; and, to its knowledge, no trade secrets or other proprietary rights of others related to the Client IP utilized with the Product that would be infringed or misused by Client’s performance of this Agreement; and

7

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C. when performed in accordance with the terms of this Agreement, Noramco’s use of Client IP and API Inventions to perform the Services under this Agreement will not violate or infringe upon any trademark, tradename, copyright, patent, trade secret, or other intellectual property or other right held by any person or entity.

7.3 Limitations. THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER PARTY AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 8

INDEMNIFICATION

8.1 Indemnification by Noramco. Noramco shall indemnify, defend and hold harmless Client, its Affiliates, and their respective directors, officers and employees (“Client Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and reasonable investigative costs) in connection with any suit, demand or action by any third party (“Losses”) arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement or (B) any negligence or willful misconduct by Noramco; in each case except to the extent that any of the foregoing arises out of or results from any Client Indemnitee’s negligence, willful misconduct or breach of this Agreement.

8.2 Indemnification by Client. Client shall indemnify, defend and hold harmless Noramco, its Affiliates, and their respective directors, officers and employees (“Noramco Indemnitees”) from and against any and all Losses arising out of or resulting from (A) any breach of its representations, warranties or obligations set forth in this Agreement, (B) any manufacture, packaging, sale, promotion, distribution, use of or exposure to Product, including product liability or strict liability, (C) the conduct of any clinical trials utilizing any material or Product, (D) any negligence or willful misconduct by Client; in each case except to the extent that any of the foregoing arises out of or results from any Noramco Indemnitee’s negligence, willful misconduct or breach of this Agreement. If the Product is a first to file generic, then Client shall indemnify and hold harmless the Noramco Indemnitees from and against any and all Losses arising out of or resulting from any federal regulatory filings by or on behalf of Client or any of its Affiliates, including Losses incurred by Noramco arising from filings under 21 U.S.C. 355 and/or Section 505 of the Food and Drug Act (or non-U.S. equivalents) and related claims or proceedings (including Losses associated with Noramco’s obligation to respond to third party subpoenas).

8.3 Indemnification Procedures. All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification (A) promptly notifying the indemnifying party of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is prejudiced by such failure, (B) allowing the indemnifying party, if the indemnifying party so requests, to conduct and control the defense of any such claim or liability and any related settlement negotiations (at the indemnifying party’s expense), (C) cooperating with the indemnifying party in the defense of any such claim or liability and any related settlement negotiations (at the indemnifying party’s expense) and (D) not compromising or settling any claim or liability without prior written consent of the indemnifying party.

8

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9

LIMITATIONS OF LIABILITY

9.1 NORAMCO SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT FOR ANY AND ALL CLAIMS FOR LOST, DAMAGED OR DESTROYED CLIENT-SUPPLIED MATERIALS, WHETHER OR NOT SUCH CLIENT-SUPPLIED MATERIALS ARE USED IN THE SERVICES OR INCORPORATED INTO API, EXCEPT TO THE EXTENT SUCH LOSS, DAMAGE OR DESTRUCTION IS CAUSED BY NORAMCO’S GROSS NEGLIGENCE, MISCONDUCT OR BREACH OF THE REQUIREMENTS SET FORTH IN THIS AGREEMENT OR THE QUALITY AGREEMENT.

9.2 EXCEPT WITH REGARD TO AMOUNTS PAYABLE BY A PARTY IN CONNECTION WITH THE INDEMNIFICATION OBLIGATIONS HEREUNDER, EACH PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED [****].

9.3 NOTWITHSTANDING THE FOREGOING, THE TOTAL LIABILITY AMOUNT CALCULATED IN 9.1 OR 9.2 SHALL BE REDUCED [****].

9.4 NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUES, PROFITS OR DATA ARISING OUT OF PERFORMANCE UNDER THIS AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 10

INSURANCE

Each Party shall, at its own expense, obtain and maintain during the Term and for three (3) years thereafter, insurance on a claims-made basis, in amounts and types that would reasonably be expected to cover any liabilities arising from such Party’s indemnification obligations under this Agreement. Such insurance shall be maintained with companies having an A.M. Best’s rating of A- VII or better. Each Party shall provide the other Party, upon request, with certificates of insurance evidencing the insurance hereunder. Each Party shall name the other Party and its officers, directors, employees and agents as additional insureds on all applicable policies of insurance hereunder.

ARTICLE 11

TERM AND TERMINATION

11.1 Term. This Agreement shall commence on the Effective Date and shall continue for [****] unless earlier terminated in accordance with Section 11.2 (the “Term”).

11.2 Mutual Termination Rights. Either party may terminate this Agreement immediately without further action if (A) the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver, administrative receiver, trustee or administrator, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within 30 days, or takes any equivalent or similar action in consequence of debt in any jurisdiction; or (B) the other party materially breaches any of the provisions of this Agreement, and such breach is not cured within 45 days after the giving of written notice requiring the breach to be remedied; provided, that in the case of a failure of Client to make payments in accordance with the terms of this Agreement, Noramco may terminate this Agreement if such payment breach is not cured within 30 days of receipt of notice of non-payment from Noramco. In addition, either Party may terminate this Agreement at any time upon four (4) months prior written notice to Noramco.

11.3 Effect of Termination. Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination. Client shall pay Noramco [****].

11.4 Survival. The rights and obligations of the parties shall continue under Articles 5 (Confidentiality and Non-Use), 6 (Intellectual Property), 8 (Indemnification), 9 (Limitations of Liability), 10 (Insurance), 12 (Notice), 13 (Miscellaneous) in each case in accordance with their respective terms, notwithstanding expiration or termination of this Agreement.

10

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 12

NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given: (A) when delivered personally or by hand; (B) when delivered by facsimile transmission (receipt verified); (C) when received or refused, if sent by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered if sent by express courier service; in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:

[****]

To Noramco:

[****]

ARTICLE 13

MISCELLANEOUS

13.1 Entire Agreement; Amendments. This Agreement, including any other attachments, any Quality Agreements executed hereunder, and any amendments to any of the foregoing, constitutes the entire understanding between the parties, and supersedes any contracts, agreements or understandings (oral or written) of the parties. For the avoidance of doubt, this Agreement does not supersede any existing generally applicable confidentiality agreement between the parties as it relates to time periods prior to the date hereof or to business dealings not covered by this Agreement. No term of this Agreement may be amended except upon written agreement signed by both parties, unless otherwise expressly provided in this Agreement.

13.2 Captions. The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement.

13.3 Further Assurances. The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

13.4 No Waiver. Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

13.5 Severability. If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

13.6 Independent Contractors. The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement. Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent. Neither party shall have any responsibility for the hiring, termination or compensation of the other party’s employees or contractors or for any employee benefits of any such employee or contractor.

11

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.7 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the other party’s consent (but subject to prior written notice), assign this Agreement in its entirety to an Affiliate or to a successor to substantially all of the business or assets of the assigning party or the assigning party’s business unit responsible for performance under this Agreement.

13.8 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties named herein and their respective successors and permitted assigns.

13.9 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, USA, excluding its conflicts of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

13.10 Alternative Dispute Resolution. Any dispute that arises between the parties in connection with this Agreement shall first be presented to the senior executives of the parties for consideration and resolution. If such executives cannot reach a resolution of the dispute within a reasonable time, then such dispute shall be resolved by binding alternative dispute resolution in accordance with the then existing commercial arbitration rules of International Institute for Conflict Prevention and Resolution, 30 East 33rd Street, 6th Floor, New York, NY 10016. Arbitration shall be conducted in the jurisdiction of the defendant party, in the English language.

13.11 Prevailing Party. In any dispute resolution proceeding between the parties in connection with this Agreement, the prevailing party will be entitled to recover its reasonable attorney's fees and costs in such proceeding from the other party.

13.12 Publicity. Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party's express prior written consent, except as required under Applicable Laws, by any governmental agency or by the rules of any stock exchange on which the securities of the disclosing party are listed, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure. In addition, neither party shall use the other Party’s name in a manner that could be construed as an endorsement of the other Party’s Product, including any scientific conclusion as to safety or efficacy.

12

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.13 Force Majeure. Except as to payments required under this Agreement, neither party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control, including acts of God, law or regulation or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or weather, labor disturbances, epidemic or failure of suppliers, vendors, public utilities or common carriers; provided, that the party seeking relief under this Section shall immediately notify the other party of such cause(s) beyond such party’s reasonable control. The party that may invoke this Section shall use commercially reasonable efforts to reinstate its ongoing obligations to the other party as soon as practicable. If the cause(s) shall continue unabated for 180 days, then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from such cause(s).

13.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

[Signature page follows]

13

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement effective as of the Effective Date.

NEMUS Bioscience, Inc.		Noramco, Inc.

By:	[****]	By:	[****]
Name:	[****]	Name:	[****]
Title:	[****]	Title:	[****]
Date:	February 25, 2019	Date:	February 26, 2019

Signature Page to Master Development and Clinical Supply Agreement

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Scope of Work

Services:

1. Synthetic production of [****] of API under cGLP conditions, analytical testing, and delivery of a certificate of analysis.

2. Synthetic production of [****] of API under cGMP conditions and suitable for phase 1 human clinical trials.

a.	Route screening to support the phase 1 supply.

b.	Analytical development in support of phase 1 Product release testing, method qualification/validation for the phase 1 API, and a certificate of analysis.

c.	A phase 1 stability study to support API retest period and container closure selection of the clinical trial material. The stability study will encompass two ICH conditions, one for long-term and one for accelerated stability over a minimum study duration of 12 months. Stability testing intervals will be aligned with typical frequency as outlined in ICH Q1 (e.g. initial/release, 3 months, 6 months, 9 months and 12 months pull at the long-term condition). The stability study may be extended, with two additional pulls at 18 months and 24 months at an additional cost.

Testing:

Full Analytical Certificate of Analysis: Chemical Identification, Solvent Impurities, Inorganic Impurities, Chromatographic Impurities, Micro Limits Testing. Validated/qualified methods for release of the phase 1 supply.

Assumptions:

1. Noramco’s manufacturing activities for [****] of material would be performed under cGMP conditions and considered suitable for phase I clinical trials in humans. The cGMP clinical material will be manufactured as a non- sterile parenteral grade.

2. The initial [****] cGLP non-GMP material may not be used for human use.

3. Total volume of material may be delivered in multiple batches

4. This offer is contingent on Noramco being able to secure starting material from its existing supply chain.

5. This Agreement is dependent on approval of appropriate US DEA quota to execute the campaign for production of [****] cGMP material.

6. If the work cannot be completed in the time allotted, then Noramco will notify Client.

7. If Noramco deems the chemistry to be unsafe at any time, Noramco reserves the right to stop research and notify Client within 5 business days.

8. New IP or trade secret(s) specifically relating to Client’s specification API, as described in the scope of work under this proposal, will belong to Client.

9. If Client has available qualified/validated analytical methods for API, Noramco will utilize the analytical package for release of cGMP clinical use material. Otherwise, Noramco will develop/qualify analytical methods.

10. CMC information will be provided to Client for the clinical regulatory filing, as requested.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Price for API and Services:

[****] GLP, non-GMP API: $[****]

[****] GMP API: $[****] ($[****]) *

Total Price: $[****]

*Price above includes preparation of cGMP documentation, plant time, analytical method development/qualification/transfer, analytical release testing, stability testing (12 months), R&D, etc. The material will be a manufactured as a non-sterile parenteral grade (NSP), which could be suitable for a sterile dosage form.

Timing: [****] GLP, non-GMP material: [****] from receipt of PO

[****] GMP material: [****]*

*Manufacturing window is flexible and will be locked upon receipt of a PO.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

Specification

For phase 1 clinical supply, Noramco follows principles outlined in, “FDA Guidance for Industry: CGMP for Phase 1 Investigational Drugs”. Noramco will conduct laboratory testing of the phase 1 investigational API to evaluate quality attributes including those that define the identity, potency, and purity, as appropriate. Specified attributes will be monitored, and acceptance criteria applied appropriately. For known safety-related concerns, specifications will be established and met. For some phase 1 investigational drug attributes, all relevant acceptance criteria may not be known at this stage of development. Below are example draft specifications which will serve as a starting point for Phase 1 development.

[****]

Following the execution of this document and receipt of PO, Noramco will initiate research and development for the phase 1 supply of this API at which point some specifications may be revised, as appropriate. Prior to initiation of phase 1 clinical manufacturing, Nemus will approve Noramco’s proposed specifications. All methods used in product release and stability testing will be appropriated qualified or verified following Noramco’s internal procedures for clinical phase 1.

[****] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Quality Agreement